                                                                      EXHIBIT 21

                       MORGAN STANLEY DEAN WITTER & CO.
                       --------------------------------
                            As of January 26, 1999

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
Dean Witter Alliance Capital Corporation                                              Delaware                       1993
Dean Witter Asset Corporation                                                         Delaware                       1992
Dean Witter Capital Corporation                                                       Delaware                       1987
     Dean Witter Advisers Inc.                                                        Delaware                       1989
     Dean Witter Capital Advisers Inc.                                                Delaware                       1989
     DW Administrators Inc.                                                           Delaware                       1989
     DW Window Coverings Holding, Inc.                                                Delaware                       1988
Dean Witter Futures and Currency Management Inc.                                      Delaware                       1987
Dean Witter Realty Inc.                                                               Delaware                       1982
     Cool Springs Inc.                                                                Massachusetts                  1991
     Dean Witter Global Realty Inc.                                                   Delaware                       1995
     Dean Witter Holding Corporation                                                  Delaware                       1983
         Civic Center Leasing Corporation                                             Delaware                       1983
         Lee Leasing Corporation                                                      Delaware                       1982
         Lewiston Leasing Corporation                                                 Delaware                       1983
         Sartell Leasing Corporation                                                  Delaware                       1982
     Dean Witter Leasing Corporation                                                  Delaware                       1982
     Dean Witter Realty Credit Corporation                                            Delaware                       1982
     Dean Witter Realty Fourth Income Properties Inc.                                 Delaware                       1986
     Dean Witter Realty Growth Properties Inc.                                        Delaware                       1985
     Dean Witter Realty Income Associates I Inc.                                      Delaware                       1983
     Dean Witter Realty Income Associates II Inc.                                     Delaware                       1984
     Dean Witter Realty Income Properties I Inc.                                      Delaware                       1983
     Dean Witter Realty Income Properties II Inc.                                     Delaware                       1984
     Dean Witter Realty Income Properties III Inc.                                    Delaware                       1985
     Dean Witter Realty Yield Plus Assignor Inc.                                      Delaware                       1987
     Dean Witter Realty Yield Plus Inc.                                               Delaware                       1987
     Dean Witter Realty Yield Plus II Inc.                                            Delaware                       1988
     DW Arboretum Plaza Inc.                                                          Delaware                       1992
     DW Bennington Property Inc.                                                      Delaware                       1993
     DW Chesterbrook Investors Inc.                                                   Delaware                       1992
     DW Duportail Investors Inc.                                                      Delaware                       1992
     DW Greycoat Inc.                                                                 Delaware                       1993
     Green Orchard Inc.                                                               Massachusetts                  1991
     LLJV Funding Corporation                                                         Massachusetts                  1984
     Realty Management Services Inc.                                                  Delaware                       1982
Dean Witter Reynolds Inc.                                                             Delaware                       1968
     Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.                       Massachusetts                  1975
     Dean Witter Reynolds Insurance Agency (Ohio) Inc.                                Ohio                           1977
     Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.                            Oklahoma                       1976
     Dean Witter Reynolds Insurance Agency (Texas) Inc.                               Texas                          1978
     Dean Witter Reynolds Insurance Services (Alabama) Inc.                           Alabama                        1991
     Dean Witter Reynolds Insurance Services (Arizona) Inc.                           Arizona                        1974
     Dean Witter Reynolds Insurance Services (Arkansas) Inc.                          Arkansas                       1977
     Dean Witter Reynolds Insurance Services (Illinois) Inc.                          Illinois                       1975
(Dean Witter Reynolds Inc. - cont'd)

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
     Dean Witter Reynolds Insurance Services Inc.                                     Delaware                       1972
         Dean Witter Reynolds Insurance Agency (Indiana) Inc.                         Indiana                        1975
         FD Insurance Services, Inc.                                                  Delaware                       1997
         FD Insurance Services of Nevada, Inc.                                        Nevada                         1997
         FD Insurance Services of New Mexico, Inc.                                    New Mexico                     1997
         FD Insurance Services of Texas, Inc.                                         Texas                          1997
     Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)                      Puerto Rico                    1987
     Dean Witter Reynolds Insurance Services (Maine) Inc.                             Maine                          1995
     Dean Witter Reynolds Insurance Services (Montana) Inc.                           Montana                        1977
     Dean Witter Reynolds Insurance Services (New  Hampshire) Inc.                    New Hampshire                  1977
     Dean Witter Reynolds Insurance Services (South Dakota) Inc.                      South Dakota                   1977
     Dean Witter Reynolds Insurance Services (Wyoming) Inc.                           Wyoming                        1977
     DWR Special Partners Inc.                                                        Delaware                       1982
Dean Witter Reynolds International Incorporated                                       Delaware                       1978
     Dean Witter Reynolds GmbH                                                        Germany                        1974
     Dean Witter Reynolds (Hong Kong) Limited                                         Hong Kong                      1979
     Dean Witter Reynolds International, Inc.                                         Panama                         1959
         Dean Witter Reynolds (Geneva) S.A.                                           Switzerland                    1991
     Dean Witter International Ltd.                                                   U.K.                           1988
         Dean Witter Capital Markets International Ltd. (U.K.)                        U.K.                           1987
         Dean Witter Futures Limited                                                  U.K.                           1977
         Dean Witter Reynolds Limited                                                 U.K.                           1968
     Dean Witter Reynolds International, S.A.                                         France                         1979
     Dean Witter Reynolds (Lausanne) S.A.                                             Switzerland                    1973
     Dean Witter Reynolds (Lugano) S.A.                                               Switzerland                    1989
     Dean Witter Reynolds S.p.A.                                                      Italy                          1978
     Morgan Stanley Dean Witter Trust Company (Cayman) Ltd.                           Cayman Islands                 1998
Dean Witter Reynolds Partners Inc.                                                    Delaware                       1982
Dean Witter Reynolds Venture Equities Inc.                                            Delaware                       1981
     Dean Witter Venture Management Inc.                                              Delaware                       1986
Dean Witter Venture Inc.                                                              Delaware                       1993
Demeter Management Corporation                                                        Delaware                       1977
DWD Electronic Financial Services Inc.                                                Delaware                       1997
     Discover Brokerage Direct Inc.                                                   California                     1992
         Bay One Technologies Group, Inc.                                             California                     1996
DWR Partnership Administrators Inc.                                                   Delaware                       1989
Morgan Stanley Dean Witter Advisors Inc.                                              Delaware                       1992
     Morgan Stanley Dean Witter Services Company Inc.                                 Delaware                       1994
Morgan Stanley Dean Witter Distributors Inc.                                          Delaware                       1992
Morgan Stanley Dean Witter Trust FSB                                                  Federal Charter                1996
NOVUS Credit Services Inc.                                                            Delaware                       1960
     Bank of New Castle                                                               Delaware                       1988
     Discover Card Bank Limited                                                       Gibraltar                      1992
     Discover Services Corporation                                                    Delaware                       1990
     Greenwood Trust Company                                                          Delaware                       1911
     Morgan Stanley Dean Witter Bank, Inc.                                            Utah                           1990
     Mountain Receivables Corp.                                                       Delaware                       1996
     NCL Investments, Inc.                                                            Delaware                       1997
     NOVUS Consumer Discount Company                                                  Pennsylvania                   1967
(NOVUS Credit Services Inc. - cont'd)
     NOVUS Financial Corporation                                                      Delaware                       1969

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
     NOVUS Financial Corporation of Iowa                                              Iowa                           1977
     NOVUS Financial Corporation of Minnesota                                         Minnesota                      1994
     NOVUS Financial Corporation of Tennessee                                         Tennessee                      1975
     NOVUS Financial Corporation of Washington                                        Washington                     1991
     NOVUS Services (Canada), Inc.                                                    Canada                         1985
     NOVUS Services, Inc.                                                             Delaware                       1985
     SCFC Receivables Corp.                                                           Delaware                       1989
         Discover Receivables Financing Corporation                                   Delaware                       1989
         Discover Receivables Financing Group, Inc.                                   Delaware                       1990
     SCFC Receivables Financing Corporation                                           Delaware                       1988
     SPS Transaction Services, Inc.                                                   Delaware                       1991
     Utah Receivables Financing Corporation                                           Delaware                       1997
One Water Corporation                                                                 Massachusetts                  1985
Open Road Airways, Inc.                                                               Delaware                       1998
Reynolds Securities Inc.                                                              Delaware                       1978
Tempo-GP, Inc.                                                                        Delaware                       1986
Tempo-LP, Inc.                                                                        Delaware                       1986

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
Fourth Street Development Co. Incorporated                                            Delaware                       1990
Fourth Street Ltd.                                                                    Delaware                       1990
Jolter Investments Inc.                                                               Delaware                       1989
Morgan Rundle Inc.                                                                    Delaware                       1978
     MR Ventures Inc.                                                                 Delaware                       1982
Morgan Stanley & Co. Incorporated                                                     Delaware                       1969
     Morgan Stanley Flexible Agreements Inc.                                          Delaware                       1992
     MS Securities Services Inc.                                                      Delaware                       1981
     Prime Dealer Services Corp.                                                      Delaware                       1994
Morgan Stanley ABS Capital I Inc.                                                     Delaware                       1997
Morgan Stanley ABS Capital II Inc.                                                    Delaware                       1997
Morgan Stanley Advisory Partnership Inc.                                              Delaware                       1985
Morgan Stanley Asset Funding Inc.                                                     Delaware                       1997
Morgan Stanley Asset Management (CPO) Inc.                                            Delaware                       1996
Morgan Stanley Baseball, Inc.                                                         Delaware                       1989
Morgan Stanley Capital Group Inc.                                                     Delaware                       1984
     South Eastern Electric Development Corporation                                   Delaware                       1998
Morgan Stanley Capital I Inc.                                                         Delaware                       1985
Morgan Stanley Capital International Inc.                                             Delaware                       1998
     Morgan Stanley Capital International S.A.                                        Switzerland                    1998
Morgan Stanley Capital (Jersey) Limited                                               Jersey, Channel Is.            1987
Morgan Stanley Capital Partners III, Inc.                                             Delaware                       1993
Morgan Stanley Capital Services Inc.                                                  Delware                        1985
Morgan Stanley Commercial Mortgage Capital, Inc.                                      Delaware                       1994
Morgan Stanley Dean Witter Commodities Management Inc.                                Delaware                       1992
Morgan Stanley Dean Witter Equity Funding, Inc.                                       Delaware                       1998
Morgan Stanley Dean Witter Investment Group Inc.                                      Delaware                       1999
Morgan Stanley Dean Witter Investment Management Inc.                                 Delaware                       1980
     Morgan Stanley Dean Witter Investment Management Holdings Inc.                   Delaware                       1995
         Miller Anderson & Sherrerd, LLP                                              Pennsylvania                   1971
              MAS Fixed Income Partnership I, L.P.                                    Delaware                       1995
                  MAS Fixed Income I, LLC                                             Delaware                       1995
              MAS Fixed Income Partnership II, LP                                     Delaware                       1995
                  MAS Fixed Income II, LLC                                            Delaware                       1995
              MAS Fund Distribution, Inc.                                             Pennsylvania                   1992
     Morgan Stanley Dean Witter Global Franchise Inc.                                 Delaware                       1997
Morgan Stanley Dean Witter Municipal Funding, Inc.                                    Delaware                       1998
Morgan Stanley Dean Witter Principal Funding, Inc.                                    Delaware                       1998
Morgan Stanley Dean Witter Wealth Management, Inc.                                    Delaware                       1998
Morgan Stanley Derivative Products Inc.                                               Delaware                       1994
Morgan Stanley Developing Country Debt II, Inc.                                       Delaware                       1991
Morgan Stanley Emerging Markets Inc.                                                  Delaware                       1990
Morgan Stanley Emerging Markets Debt Opportunity Fund, LLC                            Delaware                       1998
Morgan Stanley Equity (C.I.) Limited                                                  Jersey, Channel Is.            1995
Morgan Stanley Equity Finance Limited                                                 England                        1997
Morgan Stanley Equity Investors Inc.                                                  Delaware                       1988
Morgan Stanley Finance (Jersey) Limited                                               Jersey, Channel Is.            1990
Morgan Stanley Funding, Inc.                                                          Delaware                       1997
Morgan Stanley Global Emerging Markets, Inc.                                          Delaware                       1996
Morgan Stanley Insurance Agency Inc.                                                  Delaware                       1985
Morgan Stanley International Incorporated                                             Delaware                       1963

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
     Bank Morgan Stanley AG                                                           Switzerland                    1973
     Cabot Aircraft Services Limited                                                  Ireland                        1997
     Morgan Stanley AOZT                                                              Russia                         1994
     Morgan Stanley Asia (China) Limited                                              Hong Kong                      1991
     Morgan Stanley Asia Holdings I Inc.                                              Delaware                       1990
     Morgan Stanley Asia Holdings II Inc.                                             Delaware                       1990
     Morgan Stanley Asia Holdings III Inc.                                            Delaware                       1990
     Morgan Stanley Asia Holdings IV Inc.                                             Delaware                       1990
     Morgan Stanley Asia Holdings V Inc.                                              Delaware                       1990
     Morgan Stanley Asia Holdings VI Inc.                                             Delaware                       1990
     Morgan Stanley Asia Pacific (Holdings) Limited                                   Cayman Islands                 1995
         Morgan Stanley Asia Regional (Holdings) II LLC                               Cayman Islands                 1995
         Morgan Stanley Asia Regional (Holdings) III LLC                              Cayman Islands                 1995
              Morgan Stanley Dean Witter Asia (Singapore) Pte                         Rep. of Singapore              1992
              Morgan Stanley Dean Witter Investment Management Company                Rep. of Singapore              1990
              Morgan Stanley Dean Witter Capital Group (Singapore) Pte                Rep. of Singapore              1990
              Morgan Stanley Dean Witter Futures (Singapore) Pte                      Rep. of Singapore              1992
         Morgan Stanley Asia Regional (Holdings) IV LLC                               Cayman Islands                 1995
         Morgan Stanley Dean Witter (Hong Kong) Holdings                              Hong Kong                      1998
              MSDW Asia Securities Products LLC                                       Cayman Islands                 1995
                  Morgan Stanley Asia Limited                                         Hong Kong                      1984
                  Morgan Stanley Futures (Hong Kong) Limited                          Hong Kong                      1988
                  Morgan Stanley Hong Kong Securities Limited                         Hong Kong                      1988
                  Morgan Stanley Pacific Limited                                      Hong Kong                      1987
         MSDW-JL Holdings I Limited                                                   Cayman Islands                 1998
              Morgan Stanley Japan (Holdings) Ltd.                                    Cayman Islands                 1984
                  Fosbury Investments Cooperatie U.A.                                 The Netherlands                1998
                  Morgan Stanley Japan Limited                                        Hong Kong                      1993
     Morgan Stanley Asia (Taiwan) Ltd.                                                Rep. of China                  1990
     Morgan Stanley Asset & Investment Trust Management Co., Limited                  Japan                          1987
     Morgan Stanley Asset Management S.A.                                             Luxembourg                     1988
     Morgan Stanley Australia Limited                                                 Australia                      1989
     Morgan Stanley Australia Securities Limited                                      Australia                      1997
     Morgan Stanley Canada Limited                                                    Canada                         1982
     Morgan Stanley Capital SA                                                        France                         1989
     Morgan Stanley Capital (Luxembourg) S.A.                                         Luxembourg                     1993
     Morgan Stanley Dean Witter (Espana) SA                                           Spain                          1998
     Morgan Stanley Dean Witter (Europe) Limited                                      England                        1998
         Morgan Stanley Group (Europe)                                                England                        1988
              Morgan Stanley Dean Witter Investment Management Limited                England                        1986
              Morgan Stanley Capital Group Limited                                    England                        1993
              Morgan Stanley (Europe) Limited                                         England                        1993
              Morgan Stanley Finance plc                                              England                        1993
              Morgan Stanley Properties Limited                                       England                        1986
              Morgan Stanley Property Management (UK) Limited                         England                        1987
              Morgan Stanley Services (UK) Limited                                    England                        1993
              Morgan Stanley (Structured Products) Jersey Limited                     Jersey, Channel Is.            1994

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
         (Morgan Stanley Group (Europe) - cont'd)
              Morgan Stanley UK Group                                                 England                        1976
                  Morgan Stanley & Co. International Limited                          England                        1986
                       Morgan Stanley Funding Limited                                 Jersey, Channel Is.            1997
                       Morgan Stanley International Nominees Limited                  England                        1994
              Morgan Stanley & Co. Limited                                            England                        1986
                  Morgan Stanley Securities Limited                                   England                        1986
                       Morstan Nominees Limited                                       England                        1986
                       MSDW Equity (UK) Plc                                           England                        1998
         MS Leasing UK Limited                                                        England                        1991
     Morgan Stanley Holding (Deutschland) GmbH                                        Germany                        1990
         Morgan Stanley Bank AG                                                       Germany                        1986
     Morgan Stanley Hong Kong Nominees Limited                                        Hong Kong                      1988
     Morgan Stanley International Insurance Ltd.                                      Bermuda                        1995
     Morgan Stanley Latin America Incorporated                                        Delaware                       1994
         Morgan Stanley Administadora de Carteiras Ltda.                              Brazil                         1996
         Morgan Stanley do Brasil Ltda.                                               Brazil                         1995
              Morgan Stanley Dean Witter Distributidora de
                  Titulos e Valores Mobilarios SA                                     Brazil                         1998
         Morgan Stanley Financial Products Ltd.                                       Cayman Islands                 1997
         MSLA Advisors Incorporated                                                   Delaware                       1995
     Morgan Stanley Mauritius Company Limited                                         Mauritius                      1993
         Morgan Stanley Dean Witter Investment Management Private Limited             India                          1993
         Morgan Stanley India Securities Limited                                      India                          1995
              Morgan Stanley India Private Limited                                    India                          1995
     Morgan Stanley Middle East Inc.                                                  Delaware                       1997
     Morgan Stanley Offshore Investment Company Ltd.                                  Cayman Islands                 1987
     Morgan Stanley Principal Finance Ltd.                                            England                        1997
     Morgan Stanley S.A.                                                              France                         1992
         Morgan Stanley Dean Witter (France) SA                                       France                         1998
     Morgan Stanley Services (Jersey) Limited                                         Jersey, Channel Is.            1997
     Morgan Stanley South Africa (Pty) Limited                                        South Africa                   1994
     Morgan Stanley SPV I (Cayman Islands) LLC                                        Cayman Islands                 1996
         Farlington Corporation                                                       Ireland                        1996
              ITALSEC S.r.l.                                                          Italy                          1996
     Morgan Stanley SPV II (Cayman Islands) LLC                                       Cayman Islands                 1996
     Morgan Stanley (Thailand) Limited                                                Thailand                       1997
     Morgan Stanley Trading Beteiligungs-GmbH                                         Germany                        1993
         Morgan Stanley Trading GmbH & Co. KG                                         Germany                        1994
     Morgan Stanley Wertpapiere GmbH                                                  Germany                        1989
     MS Balmoral Inc.                                                                 Cayman Islands                 1997
     MS Italy (Holdings) Inc.                                                         Delaware                       1990
         Banca Morgan Stanley SpA                                                     Italy                          1990
     MS LDC, Ltd.                                                                     Delaware                       1991
     MSAM/Kokusai (Cayman Islands), Inc.                                              Cayman Islands                 1996
     MSL Incorporated                                                                 Delaware                       1976
Morgan Stanley (Jersey) Limited                                                       Jersey, Channel Is.            1986
Morgan Stanley LEF I, Inc.                                                            Delaware                       1989
Morgan Stanley Leveraged Capital Fund Inc.                                            Delaware                       1985

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
Morgan Stanley Leveraged Equity Fund II, Inc.                                         Delaware                       1987
     Morgan Stanley Capital Partners Asia Limited                                     Hong Kong                      1992
Morgan Stanley Leveraged Equity Holdings Inc.                                         Delaware                       1987
Morgan Stanley Market Products Inc.                                                   Delaware                       1987
Morgan Stanley Mortgage Capital Inc.                                                  New York                       1984
Morgan Stanley Overseas Finance Ltd.                                                  Cayman Islands                 1997
Morgan Stanley Overseas Services (Jersey) Limited                                     Jersey, Channel Is.            1986
Morgan Stanley Real Estate Investment Management Inc.                                 Delaware                       1990
     Morgan Stanley Real Estate Fund, Inc.                                            Delaware                       1989
         MSREF I, L.L.C.                                                              Delaware                       1995
     MSREF I-CO, L.L.C.                                                               Delaware                       1995
Morgan Stanley Real Estate Investment Management II, Inc.                             Delaware                       1994
     MSREF II-CO, L.L.C.                                                              Delaware                       1995
Morgan Stanley Realty Incorporated                                                    Delaware                       1969
     BH-MS Realty Inc.                                                                Delaware                       1983
         BH-MS Leasing Inc.                                                           Delaware                       1983
              BH-Sartell Inc.                                                         Delaware                       1983
     Brooks Harvey & Co., Inc.                                                        Delaware                       1971
     Brooks Harvey of Florida, Inc.                                                   Florida                        1978
     DP Properties, Inc.                                                              Japan                          1991
     Japan Realty Finance Company                                                     Cayman Islands                 1998
     Japan Realty Holding Company                                                     Cayman Islands                 1998
     Kearny Global, Inc.                                                              Delaware                       1998
         Kearny Global Investors, K.K.                                                Japan                          1998
         Kearny Real Estate Company                                                   Delaware                       1998
     KG-Sub Y.K.                                                                      Japan                          1998
     Morgan Stanley Realty of California Inc.                                         California                     1970
     Morgan Stanley Realty of Illinois Inc.                                           Delaware                       1989
     Morgan Stanley Realty Japan Ltd.                                                 Japan                          1998
The Morgan Stanley Scholarship Fund Inc. (Not-For-Profit)                             Delaware                       1985
Morgan Stanley Securitization Funding Inc.                                            Delaware                       1998
Morgan Stanley Senior Funding, Inc.                                                   Delaware                       1996
Morgan Stanley Services Inc.                                                          Delaware                       1988
Morgan Stanley Structured Products (Cayman) I Limited                                 Cayman Islands                 1997
Morgan Stanley Structured Products (Cayman) II Limited                                Cayman Islands                 1997
Morgan Stanley Technical Services Inc.                                                Delaware                       1989
Morgan Stanley Technical Services MB/VC Inc.                                          Delaware                       1993
Morgan Stanley Venture Capital Inc.                                                   Delaware                       1984
Morgan Stanley Venture Capital II, Inc.                                               Delaware                       1992
Morgan Stanley Venture Capital III, Inc.                                              Delaware                       1996
Morgan Stanley Ventures Inc.                                                          Delaware                       1984
Morstan Development Company, Inc.                                                     Delaware                       1971
     Moranta, Inc.                                                                    Georgia                        1979
     Porstan Development Company, Inc.                                                Oregon                         1982
MS 10020, Inc.                                                                        Delaware                       1994
MS 10036, Inc.                                                                        Delaware                       1996
MS Capital Cayman Ltd.                                                                Cayman Islands                 1997
MS Capital Holdings Inc.                                                              Delaware                       1997
     Morgan Stanley Capital (Delaware) L.L.C.                                         Delaware                       1997
MS Financing Inc.                                                                     Delaware                       1986
     Corso Marconi Immobiliare Limited Liability Company                              Delaware                       1998

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
     Morgan Stanley 750 Building Corp.                                                Delaware                       1994
         G.H.Y. Capital B.V.                                                          The Netherlands                1998
     Morgan Stanley Aircraft Finance                                                  Delaware                       1997
         Aircraft SPC-5, Inc.                                                         California                     1997
         Greenfly (Ireland) Limited                                                   Ireland                        1997
         MS Aircraft I                                                                Delaware                       1997
         Redfly (UK) Limited                                                          England                        1997
     MS Tokyo Properties Ltd.                                                         Japan                          1989
     MSDW LTCP, L.L.C.                                                                Delaware                       1998
     MSDW 745, LLC                                                                    Delaware                       1998
MS Holdings Incorporated                                                              Delaware                       1995
MS Real Estate Special Situations Inc.                                                Delaware                       1997
MS Real Estate Special Situations GP Inc.                                             Delaware                       1997
MS Synfuels, Inc.                                                                     Delaware                       1998
MS Technology Holdings, Inc.                                                          Delaware                       1997
MS Venture Capital (Japan) Inc.                                                       Delaware                       1989
MSAM Holdings II, Inc.                                                                Delaware                       1996
     Van Kampen Investments Inc.                                                      Delaware                       1992
         American Capital Contractual Services, Inc.                                  New York                       1957
         Riverview International Inc.                                                 Delaware                       1998
         Van Kampen Advisors Inc.                                                     Delaware                       1974
         Van Kampen Asset  Management Inc.                                            Delaware                       1936
         Van Kampen Funds Inc.                                                        Delaware                       1974
         Van Kampen Exchange Corp.                                                    California                     1975
         Van Kampen Insurance Agency of Illinois Inc.                                 Illinois                       1996
         Van Kampen Insurance Agency of Texas Inc.                                    Texas                          1996
         Van Kampen Investment Advisory Corp.                                         Delaware                       1982
         Van Kampen Investor Services Inc.                                            Delaware                       1987
         Van Kampen Management Inc.                                                   Delaware                       1990
         Van Kampen Recordkeeping Services Inc.                                       Delaware                       1997
         Van Kampen System Inc.                                                       Delaware                       1996
         Van Kampen Trust Co.                                                         Texas                          1986
         VKAC Cayman Limited                                                          Cayman Islands                 1995
MSBF Inc.                                                                             Delaware                       1995
MSCP III Holdings, Inc.                                                               Delaware                       1994
MSDW Capital Partners IV, Inc.                                                        Delaware                       1998
MSDW Capital Trust I                                                                  Delaware                       1998
MSDW Corporate Coverage Limited                                                       Cayman Islands                 1998
MSDW CPIV Holdings, Inc.                                                              Delaware                       1998
MSDW International Employee Services LLC                                              Delaware                       1998
MSDW Offshore Equity Services Inc.                                                    Delaware                       1998
     MSDW Equity Finance Services I (Cayman) Ltd.                                     Cayman Islands                 1998
MSDW Structured Asset Corp.                                                           Delaware                       1998
MSDW Synfuels II, Inc.                                                                Delaware                       1998
MSDW Synfuels III, Inc.                                                               Delaware                       1998
MSIT Holdings, Inc.                                                                   Delaware                       1996
MSPL Co. Inc.                                                                         Delaware                       1990

                                                                                                                    Year of
                                                                                   Jurisdiction of               Incorporation/
                                                                                   Incorporation                   Formation
                                                                                   -------------                   ---------
MSREF II, Inc.                                                                        Delaware                       1994
     MSREF II, L.L.C.                                                                 Delaware                       1995
MSREF III, Inc.                                                                       Delaware                       1997
MSREF Funding, Inc.                                                                   Delaware                       1997
MSUH Holdings I, Inc.                                                                 Delaware                       1996
     MSUH Holdings II, Inc.                                                           Delaware                       1996
         MS SP Urban Horizons, Inc.                                                   Delaware                       1996
         MS Urban Horizons, Inc.                                                      Delaware                       1994
PG Holdings, Inc.                                                                     Delaware                       1991
PG Investors, Inc.                                                                    Delaware                       1991
PG Investors II, Inc.                                                                 Delaware                       1996
Pierpont Power, Inc.                                                                  New York                       1987
Romley Computer Leasing Inc.                                                          Delaware                       1985
Strategic Investments I, Inc.                                                         Delaware                       1996